UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 30, 2020

GS Mortgage Securities Trust 2020-GC45

(Central Index Key Number 0001798388)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-06	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On January 30, 2020 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “Pooled RR Interest”, and, together with the Class RR Certificates, the “Pooled VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of January 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as special servicer with respect to the Starwood Industrial Portfolio Whole Loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated January 16, 2020 and filed with the Securities and Exchange Commission on January 30, 2020 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
1633 Broadway Co-Lender Agreement	4.9	4.2
560 Mission Street Co-Lender Agreement	4.10	(1)
Starwood Industrial Portfolio Co-Lender Agreement	4.11	N/A
Bellagio Hotel and Casino Co-Lender Agreement	4.12	4.3
Southcenter Mall Co-Lender Agreement	4.13	N/A
650 Madison Avenue Co-Lender Agreement	4.14	4.4
The Shoppes at Blackstone Valley Co-Lender Agreement	4.15	4.5
90 North Campus Co-Lender Agreement	4.16	N/A
Parkmerced Co-Lender Agreement	4.17	4.6
510 East 14th Street Co-Lender Agreement	4.18	N/A
PCI Pharma Portfolio Co-Lender Agreement	4.19	4.5
Broadcasting Square Co-Lender Agreement	4.20	4.5
Property Commerce Portfolio Co-Lender Agreement	4.21	N/A
Harvey Building Products Co-Lender Agreement	4.22	4.7
19100 Ridgewood Co-Lender Agreement	4.23	4.8
Cobb Place Co-Lender Agreement	4.24	4.5

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class SW-A, Class SW-B, Class SW-C and Class SW-D Certificates (collectively, the “Loan-Specific Certificates”) and (iv) the Class RR, Class S and Class SW-VR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,163,319,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, DBSI and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of January 10, 2020 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., CGMI and DBSI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $127,465,197, were sold to GS&Co., CGMI, DBSI, Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of January 10, 2020, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

All of the Loan-Specific Certificates, having an aggregate initial principal amount of $62,250,000, were sold to GS&Co. and DBSI (together, in such capacities, the “Loan-Specific Initial Purchasers”), pursuant to a loan-specific purchase agreement, dated as of January 24, 2020, among the Depositor and the Loan-Specific Initial Purchasers. The Loan-Specific Certificates were sold to the Loan-Specific Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Pooled RR Interest represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2020-GC45 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 fixed-rate mortgage loans (the “Mortgage Loans”) and a subordinate interest in one commercial mortgage loans (the “Trust Subordinate Companion Loan”) secured by first liens on 152 commercial and multifamily properties. The Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of January 1, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of January 1, 2020 the “CREFI Mortgage Loan

Purchase Agreement”), between the Depositor and CREFI, and (iii) German American Capital Corporation (“GACC” and, together with GSMC and CREFI, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of January 1, 2020 (the “GACC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC.

The compensation for the Mortgage Loans and the Trust Subordinate Companion Loan paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,876,088, were approximately $1,381,194,317. Of the expenses paid by the Depositor, approximately $632,733 were paid directly to affiliates of the Depositor, approximately $682,733 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $170,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,023,355 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated January 16, 2020. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of January 16, 2020.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Pooled Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 1 L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class F-RR, Class G-RR and Class H-RR Certificates (the “HRR Certificates”), (ii) the purchase of the Class RR Certificates by CREFI and Deutsche Bank AG, New York Branch (“DBNY”) from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI and DBR Investments Co. Limiited (“DBRI”) and from DBRI by DBNY as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of DBRI), and (iii) the purchase of the Pooled RR Interest by the Pooled Retaining Sponsor from the Depositor.

The Pooled VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive approximately 2.85% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $77,447,196 (excluding accrued interest), representing approximately 2.21% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest. The fair value of the Pooled Certificates (other than the Class RR and Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.  The fair value of the Pooled VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Pooled Certificates (other than the Class RR and Class R Certificates), by (ii) $37,867,000, which is the initial balance of the Pooled VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Pooled Retaining Sponsor is required to retain under the credit risk retention requirements of the

Risk Retention Rule is equal to approximately $66,432,660, representing 5% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated January 3, 2020, under the heading “Credit Risk Retention” prior to the pricing of the Pooled Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Additionally, GACC, in its capacity as “retaining sponsor” (in such capacity, the “Starwood Retaining Sponsor”) is satisfying its credit risk retention obligation under the Risk Retention Rule in connection with the securitization of the Trust Subordinate Companion Loan referred to above by acquiring from the Depositor on the Closing Date and retaining the Class SW-VR Certificates. The Class SW-VR Certificates constitute an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive 5% of all amounts collected on the Trust Subordinate Companion Loan, net of all expenses of the Issuing Entity, and distributed on the Loan-Specific Certificates and the Class SW-VR Certificates.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of January 10, 2020, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of January 1, 2020, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as special servicer with respect to the Starwood Industrial Portfolio Whole Loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	BWAY 2019-1633 TSA (as defined in the Trust and Servicing Agreement).
Exhibit 4.3	BX 2019-OC11 TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	MAD 2019-650M TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	COMM 2019-GC44 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	MRCD 2019-PARK TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Benchmark 2019-B14 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	GSMS 2019-GC42 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	1633 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	560 Mission Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Starwood Industrial Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	Bellagio Hotel and Casino Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	Southcenter Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	650 Madison Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	The Shoppes at Blackstone Valley Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	90 North Campus Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	Parkmerced Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	510 East 14th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	PCI Pharma Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	Broadcasting Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.21	Property Commerce Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.22	Harvey Building Products Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.23	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.24	Cobb Place Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated January 16, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2020	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

GSMS 2020-GC45 – FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of January 10, 2020, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of January 1, 2020, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as special servicer with respect to the Starwood Industrial Portfolio Whole Loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	BWAY 2019-1633 TSA (as defined in the Trust and Servicing Agreement).	(E)
4.3	BX 2019-OC11 TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	MAD 2019-650M TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	COMM 2019-GC44 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	MRCD 2019-PARK TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Benchmark 2019-B14 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.8	GSMS 2019-GC42 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.9	1633 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	560 Mission Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	Starwood Industrial Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Bellagio Hotel and Casino Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Southcenter Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	650 Madison Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	The Shoppes at Blackstone Valley Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	90 North Campus Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Parkmerced Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	510 East 14th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	PCI Pharma Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	Broadcasting Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	Property Commerce Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	Harvey Building Products Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.24	Cobb Place Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated January 30, 2020 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated January 16, 2020.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
99.2	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.
99.3	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.